THE SUPPLY CHAIN COMPANY®

i2 manugistics E3 intactix Arthur

JDA and RedPrairie Hamish Brewer, JDA President & CEO Mike Mayoras, RedPrairie CEO Exhibit 99.1

Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL
Forward-Looking Statements
Disclaimer
This PRESENTATION may contain forward-looking statements. These forward-looking statements involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding information regarding the intent, belief or current expectation of JDA Software Group, Inc. (the
“Company”) and members of its senior management team. Forward-looking statements include, without limitation, statements regarding prospective performance and opportunities and the outlook for the Company’s businesses, performance and opportunities and regulatory approvals, the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward looking statements include: uncertainties as to the timing of the tender offer and merger;
uncertainties as to how many of the Company stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs;
actual or contingent liabilities; and other risks and uncertainties discussed in the Company’s filings with the U.S. Securities and Exchange
Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC on
August 6, 2012, its Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K, the Tender Offer Statement on Schedule TO and
other tender offer documents to be filed by an affiliate (the “Merger Sub”) of RP Crown Parent, LLC (the “Parent”), the
Solicitation/Recommendation Statement on Schedule 14D-9 to be filed by the Company and the Proxy Statement on Schedule 14A to be
filed by the Company. All of the materials related to the transaction (and all other transaction documents filed with the SEC) will be available at no charge from the SEC through its website at www.sec.gov.  Investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by contacting Company Investor Relations at 14400 N. 87th Street, Scottsdale, Arizona
85260, telephone number (480-308-3392) or mike.burnett@jda.com.  You are cautioned not to place undue reliance on these forward-
looking statements, which speak only as of the date hereof.  The Company does not undertake any obligation to update any forward-
looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL
Forward-Looking Statements
Disclaimer
Notice to Investors
Pursuant to the terms of an Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 1,
2012, by and among the Company, Parent and Merger Sub, Merger Sub will commence a tender offer within the time period specified in the Merger Agreement to acquire all of the outstanding shares of common stock, $0.01 par value per share, of the Company.  The tender offer has not yet commenced. This PRESENTATION is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of
Company common stock will be made pursuant to an offer to purchase and related materials that Merger Sub intends to file with the SEC. At the time the offer is commenced, Merger Sub will file a Tender Offer Statement on
Schedule TO with the SEC, and thereafter the Company will file a Solicitation/Recommendation Statement on
Schedule 14D-9 with respect to the offer. THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO
PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND THE
SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION, AND
INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND CONSIDER
THESE MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY DECISION WITH RESPECT
TO THE TENDER OFFER. All of these materials (and all other materials filed by the Company with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Investors and stockholders may also obtain free copies of the documents filed by the Company with the SEC by contacting  Company Investor Relations at 14400 N. 87th Street, Scottsdale, Arizona 85260, telephone number (480-308-3392) or
mike.burnett@jda.com.

Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL
Forward-Looking Statements
Disclaimer
Additional Information about the Merger and Where to Find It
Contact Information
Media: Beth Elkin   469-357-4225
Investors: Mike Burnett    480-308-3392
This communication may be deemed to be proxy solicitation material in respect of the proposed acquisition of the Company by an affiliate of Parent. In connection with the potential one-step merger, the Company will file a Proxy Statement on Schedule 14A with the SEC. Additionally, the Company will file other relevant materials with the SEC in connection with the proposed acquisition of the Company pursuant to the terms of the Merger Agreement. THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS
WILL CONTAIN IMPORTANT INFORMATION, AND INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO
READ CAREFULLY AND CONSIDER THESE MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY
VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION. The materials to be filed by the
Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. After the Company’s filing thereof, investors and stockholders will also be able to obtain free copies of the Proxy Statement from the Company by contacting
Company Investor Relations at 14400 N. 87th Street, Scottsdale, Arizona 85260, telephone number (480-308-3392) or
mike.burnett@jda.com.
The Company and its directors, executive officers and other members of their management and employees, under the SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2012
Annual Meeting of Stockholders, which was filed with the SEC on October 4, 2012, the Company’s Annual Report on Form 10-K
for the fiscal year ended December 31, 2011, which was filed with the SEC on August, 6, 2012, and the proxy statement and other relevant materials which may be filed with the SEC in connection with the transaction when and if they become available.
Information concerning the interests of the Company’s potential participants, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available.
beth.elkin@jda.com
mike.burnett@jda.com

Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL Agenda About JDA About RedPrairie The Combined Company Vision Q&A

Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL
JDA’s Mission

Enabling supply chain, merchandising and pricing
excellence through superior solutions and domain
expertise that empower our customers to make optimal
decisions that
achieve real
results.

Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL
Major Strategic Decisions
1996
Acquisition Strategy
2012
JDA  Cloud
Timeline of
Strategic Decisions
Create a Retail
Software Business
1985
Supply Chain
2000

Arthur
intactix
E3 Corporation
manugistics
One Step Ahead of Demand
i2
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL Investing in Innovation More than $1 Billion Invested Internal R&D Acquisitions 8

Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL
Supplier Factory Manufacturer DC Retail DC
Manufacturing
Supply Chain
Account
Management & Planning
(Retail Supply Chain)
Store
Order Promising, Inventory Deployment & Transportation
An Example of JDA’s Innovation -
JDA Shelf-Connected Cloud

Procurement Orders Production Orders Shipments Customer Orders DC Withdrawals Assortments POS Sales
S&OP
Network, Sourcing and Inventory Optimization
Raw
Material
Planning
Demand
Planning
Replenishment
Planning
Collaborative
Planning
Production
Planning &
Scheduling
Store
Forecasting
Pricing &
Promotional
Planning
Shelf-Driven
Supply Chain
Plans &VMI
Orders
Shelf
Analytics
Assortment
Management
Planogram
Management
Optimized Local
Assortments
From Shelf to Raw Materials

Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL
An Example of JDA’s Innovation -
JDA Customer Engagement Cloud
General availability December 2012
Balance Profitability and
Customer Satisfaction
– Mobile empowerment of store associates
– Real-time, multi-echelon inventory optimization
Converting shopper to buyer
Transform store into an asset
Consistent customer experience
JDA patented profitable promising algorithm

Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL
JDA’s Accolades
• 82 of the top 100
consumer  goods
manufacturers use JDA*
• 73 of the top 100 retailers
use JDA**
19 of the                Supply Chain Top 25 Use JDA Solutions****
• Serving customers for
25+ years
• Every 12 hours a
customer goes live
with a JDA solution***
• Largest community of
industry experts
• 3,100+ associates
• 261 U.S. patents, 87
pending
Enabling Winners Commitment to Success
Expertise
*  Top 100: The Consumer Goods Registry, 2011
** Top 100 Retailers, STORES, 2011
*** JDA and its implementation partners record an estimated
650 go-lives each year
**** According to JDA’s independent analysis of Gartner’s
2012 list

ARC Advisory Group, May 4, 2012
“As supply chain solutions become increasingly functionally rich, differentiation shifts from features and functions to other areas. JDA has a new cloud strategy designed to improve time to value for the company’s customers.”

jda

DELL
HYUNDAI
StanleyBlack&Decker
Coca-Cola
FOSTER'S GROUP
Georgia-Pacific
AVON
O2
MICHELIN
LG Life's Good
MCF
Kimberly-Clark
Texas Instruments
vf We Fit Your Life.

chico's.
LOWE'S
macy's
BARNES&NOBLE www.bn.com
ROSS DRESS FOR LESS
Sainsbury's making life taste better.
OfficeMax
W WOOLWORTHS
M&S
O'Reilly AUTO PARTS
TJX THE TJX COMPANIES, INC.
SAFEWAY Ingredients for life.

C&S Wholesale Grocers
GFS gordon food service
Glazer's
HENRY SCHEIN
Tree of Life
UNIVERSAL
OM Owens & Minor

A&E
CARLSON REZIDOR HOTEL GROUP
BRITISH AIRWAYS
UNITED CARGO
EL AL
Marriott RESORTS
EAST COAST

PENSKE Logistics
CATHAY PACIFIC CARGO
Ryder
BNSF LOGISTICS
TRADISA
UTi
exel

Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL Manufacturers Retailers Wholesaler- distributors Services Transportation & Logistics JDA’s Customers Define Our Success Sample Listing

Agenda About JDA About RedPrairie The Combined Company Vision Q&A Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL

RedPrairie Overview

RedPrairie is a leading provider of supply chain
and retail technology
solutions that enable
manufacturers, distributors, and retailers to
synchronize and optimize the management of
inventory, transportation, and
workforce across
multiple selling channels with the goals of achieving
high customer satisfaction and maximizing
returns on investment

37
Years
50
Countries
60,000
Client
Sites
14
Languages
1,700
Employees

15 37 Years of Thought Leadership RedPrairie: People & Products You Trust

1975
RedPrairie founded as McHugh Freeman & Associates
1996
Weseley Software Acquisition
Integrated WMS, Labor, Transportation Suite
1998
Software Architects, Inc. Acquisition
Gagnon & Associates Acquisition
Component-based SOA Supply Chain Architecture
2002
Comprehensive Enterprise Workforce Management
Renamed RedPrairie
2004
LIS Acquisition (Europe)
2005
RangeGate Acquisition
2006
ALTA from H-P, MARC Global (Australia and Asia) and BlueCube Software Acquisitions
Integrated BTO Manufacturing into Supply Chain
2007
StorePerform Technologies, Inc. And GEOCOMtms Acquisitions
End-to-end Retail – Supply Chain
2009
RedPrairie Collaborative Flowcasting Group, LLC Created
Demand-drive Flowcasting
2010
RedPrairie acquired by New Mountain Capital
SmartTurn Acquisition
On-Demand Cloud-based WMS
2011
SofTechnics, Shippers Commonwealth and Escalate Retail Acquisitions
All-channel Commerce and Augmented On-Demand TMS
2012
RedPrairie Center of Optimization Excellence

Commerce in Motion is in Our DNA

General Retail/ Retail Apparel	Petro/ Convenience	Foodservice Retail	Grocery	Food and Beverage/ CPG
JCPenney	Speedway	Peet's Coffee & Tea	Food Lion	Unilever
J.CREW	Chevron	Boston Market	TESCO	P&G
SEPHORA	Shell	Dunkin' Brands	Loblaw	kraft foods
Michaels	SHEETZ	Culver's	Hannaford	COTY
Best Buy			Giant Eagle	PEPSICO
			Harris Teeter	ConAgra Foods
				Foster's

3PL Providers	Automotive	High Tech	Healthcare	Industrial
CEVA	Advance Auto Parts	Ingram Micro	Johnson & Johnson	GE
DHL	Volvo	FLEXTRONICS	GSK GlaxoSmithKline	DuPont
gsi commerce	Cummins	Panasonic	Bristol-Myers Squibb	Georgia-Pacific
bring	Ford	Dell	MERCK	STANLEY
exel	DELPHI	SIEMENS		Armstrong
	AutoZone

Keeping Commerce in Motion for Global Leaders Across Industries 17

Historical and Projected Revenues
5 year CAGR of > 10%
2007
2008
2009
2010
2011
2012B

RedPrairie
commerce in motion

A Growth Company 18 License Revenue Service Revenue Maintenance Revenue New Markets Every Product

Internationalization

Digital Commerce

24/7 CONSUMERS

Buy anywhere Fulfill anywhere

MOBILITY

CONSUMER DRIVER

Cloud Computing

SOCIAL

Big Data

Multi-Channel

SUPPLY CHAIN SEGMENTATION

Consumerization of IT

Hyper-connected

Fuel Cost Volatility

RedPrairie®
commerce in motion®

Unprecedented Transformation 19

All-Channel Commerce
Enterprise Store Operations
inventory
Transportation Management
demand
inventory
Warehouse Management
Enterprise Workforce Management
Visibility & Performance Management

RedPrairie
commerce in motion

20 Putting Commerce in Motion

All-Channel Commerce

Enterprise Store Operations

Commerce Suite
Clienteling
Direct Commerce
Store Inventory Mgmt
Retail Financial Mgmt

Enterprise Workforce Management

Enterprise Workforce Mgmt
Labor Standards
Execution Mgmt
Time & Attendance
Scheduling
Learning Mgmt

All-Channel Commerce
Enterprise Store Operations
inventory
Transportation Management
demand
inventory
Warehouse Management
Enterprise Workforce Management
Visibility & Performance Management

Visibility & Performance Management

Performance Mgmt
Business Process Platform
Event Mgmt
Web Visibility
RedPrairie Connect

Transportation Management

Transportation Mgmt
Fleet Mgmt
Collaboration Portal
Parcel Mgmt

Warehouse Management

Warehouse Mgmt
Slotting
Manufacturing Execution
Yard Management
International Trade & Customs
Flowcasting / Supply Chain Planning

RedPrairie®
commerce in motion®

A Platform for Commerce in Motion 21

Agenda About JDA About RedPrairie The Combined Company Vision Q&A Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL

Creates the FIRST global
enterprise software and
services company providing
integrated supply chain
planning and execution
solutions for manufacturers
and retailers
Our companies’
combined solution
breadth, commitment to innovation
and world-class associate base will
allow us to deliver differentiated
solutions that enable companies to
achieve a greater command of
commerce from raw materials to
finished product and into the hands
of consumers through any channel.
The Combined Company

The
FIRST
Our Companies
COMBINED
Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL

Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL
A Unique Combination
•
JDA’s market-leading supply chain planning, merchandising and pricing solutions
are a perfect strategic fit with RedPrairie’s rich
heritage in warehousing, workforce management, store operations and e-commerce
•
Supports the all-channel capabilities that retailers and manufacturers must have to meet the needs of today’s hyper-connected consumers
•
Immediately represents a $1 billion+ powerhouse with a compelling value proposition for success today and continued growth in the future
The Combined Company

Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL
The biggest and the best run companies
• JDA currently has more than
2,700
customers
• Red Prairie has more than
1,400
customers
Sharing customers in retail and manufacturing:
•
82
of the Stores Magazine global top 100 retailers
•
87
of the Consumer Goods Technology global top 100
•
22
of the Gartner Supply Chain Top 25
The Combined Company

Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL
• Over
4,900
associates in total
•
Over 500 sales & marketing
associates in the field
•
Over 1,200
associates in global
R&D organization
• A global solutions delivery capability
enabled by a world-class consulting
organization of over  2,100
associates
The Combined Company

A dedicated team
focused on delivering value to customers
globally with innovative solutions and services including:

Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL
The Combined Company

A heritage of innovation
and global thought leadership
A global cloud delivery platform
More than 300 patents granted and pending
Capable of enabling thousands of
customers to operate their mission
critical supply chain systems and
processes with faultless quality

The combined company
•
•
– Supply chain planning
and execution
– Labor management
– Omni-channel commerce
capabilities
The Opportunities:
Omni-Channel Retailing

Poised to be the omni-channel
retail solutions leader
Uniquely positioned to deliver the
real solutions needed to make
omni-channel retiling a reality
including:
Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL

Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL
The Opportunities: Retail
Supply Chain & Distribution

Combined retail footprint
and penetration in Tier 1 retailing
•
Best-in-class
•
Makes it a leading solution provider for retail distribution
Transportation, warehousing
and labor management
capabilities from one vendor, the combined company
will be a compelling logical choice for retail leaders

Combined
• The company is the gold standard in consumer products
supply chain planning and execution
• The client roster is a who’s who of consumer products
manufacturers
The Opportunities:
Consumer Manufacturing
30
Innovative Solutions

Shelf Connected Cloud and Advanced Inventory
Shelf Connected Cloud and Advanced Inventory
Planning will provide continued opportunity to drive
Planning will provide continued opportunity to drive
best practices
best practices
Combined
Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL

Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL
Fulfill the promise of
A TRUE DEMAND DRIVEN SUPPLY CHAIN
Profitably orchestrating tradeoffs between supply, demand and products through best in class supply chain planning and execution solutions
Materials Production Shipping Distribution Retail Consumer
The Opportunities: B2B
& Industrial Manufacturers

Timeline

- Look to close by end of 2012
- Transition to combined company by early 2013

Guiding Principles

- Respectfully communicate and collaborate with team members
- Minimize the impact to business and on-going operating profitability
- Consider that we are under a Nondisclosure Agreement, but we are still competitors until the close.

Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL 32 Looking Forward

Agenda About JDA About RedPrairie The Combined Company Vision Q&A Copyright 2012 JDA Software Group, Inc. - CONFIDENTIAL